Exhibit 10.1(A)

CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAS BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK "[***]".

Amendment No. 3

to the

RESEARCH Collaboration Agreement

This Amendment No. 3 to the Research Collaboration Agreement (the “Amendment”) is entered into as of April 3, 2024 (“Amendment Effective Date”) by and between Nkarta, Inc. (“Nkarta”) and CRISPR Therapeutics AG (“CRISPR”). Nkarta and CRISPR each may be referred to herein individually as a “Party” or collectively as the “Parties.” This Amendment amends the Research Collaboration Agreement, entered into as of May 5, 2021, between Nkarta and CRISPR and as amended by that certain Amendment No. 1 to the Research Collaboration Agreement entered into as of May 4, 2022 and Amendment No. 2 to the Research Collaboration Agreement entered into as of March 8, 2023 (collectively, the “Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Parties desire to amend and restate Section 4.3.1 – Nomination;

NOW, THEREFORE, in consideration of the respective covenants and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.

Amendments

1.1.
Nomination. Section 4.3.1 in the Agreement is hereby amended and restated as set forth below.

“4.3.1 Nomination. Nkarta may provide written notice to CRISPR, nominating a gene editing target to be an Additional Gene-Edited Target (each, a “Nominated Target”), pursuant to the following schedule: [***]. If the Nominated Target is [***], then such Nominated Target shall be designated as an Additional Gene-Editing Target Verified by the Third Party Gatekeeper in accordance with Section 4.3.2.”

ARTICLE 2.

MISCELLANEOUS

2.1
Effect of Amendment. This Amendment shall not be deemed to be an amendment to any other terms and conditions of the Agreement. Except as expressly amended by this Amendment, the Agreement remains unchanged and in full force and effect.
2.2
Counterparts. This Amendment may be executed in one or more counterparts, each of which will be an original and all of which will constitute together the same document. Counterparts may be signed and delivered by facsimile or digital transmission (.pdf), each of which will be binding when received by the applicable Party.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their representatives thereunto duly authorized as of the Amendment Effective Date.

NKARTA, INC.	CRISPR THERAPEUTICS AG
By: /s/ Alyssa Levin	By: /s/ Alex Harding
Name: Alyssa Levin Title: CFBO	Name: Alex Harding Title: Head of Business Development

[Signature Page to Amendment No. 3]